Exhibit 23.2

                               ARTHUR ANDERSEN LLP


                       CONSENT OF INDEPENDENT ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our reports dated March 23, 1999 included in Elcom International, Inc.'s Form 10-K for the year ended December 31, 1998 and to all references to our Firm included in this registration statement.


                                                       /s/ ARTHUR ANDERSEN LLP
                                                       ARTHUR ANDERSEN LLP

Boston, Massachusetts
January 14, 2000